CONVERTIBLE NOTES	12 Months Ended
Dec. 31, 2011
CONVERTIBLE NOTES

10. CONVERTIBLE NOTES

On February 9, 2007, the Company entered into a convertible note agreement with a group of third-party investors pursuant to which the investors lent the Company $40.0 million. The key terms of the notes are as follows:

Maturity date

The convertible notes matured on the earliest to occur of (i) February 9, 2012, (ii) the consummation of a sale transaction such as a merger or tender offer or (iii) when declared due and payable by the note holders upon default.

Interest

The note holders shall be entitled to interest at the rate of 5% per annum (“interest rate”) on the principal amount of the note unless a qualifying IPO did not occur. A qualifying IPO was defined as an initial public offering (“IPO”) of ordinary shares on any internationally recognized stock exchange in which the net price per share (after underwriting, discounts and commissions) issued by the Company equaled at least $1.086 (subject to anti-dilution adjustment for share splits, share dividends, bonus issues, reorganizations, recapitalizations and similar events) prior to January 1, 2008. Prospectively, interest would cease to accrue. If a qualifying IPO did not occur, the interest rate on the notes would be retroactively reset to 12% per annum. Interest was payable semi-annually in arrears.

The Company accrued interest at 12% per annum on the principal amount of the notes prior to the occurrence of the qualifying IPO. The Company reset accrued interest to 5% on August 9, 2007, the date of a qualifying IPO and ceased to accrue interest subsequently.

Default interest

If the Company failed to pay any sum in respect of the notes when they became due and payable, interest shall accrue on the overdue sum at an additional 5% interest rate penalty on top of the stated 5% interest rate for an aggregated 10% per annum from the due date.

Contingent conversion

At any time after an IPO or a sale transaction occurred, the note holders had the right, but not the obligation, to convert in whole or in part the outstanding principal amount plus all accrued and unpaid interest thereon to the date of such conversion into such number of fully paid ordinary shares of the Company.

Contingent conversion price

The notes became convertible into ordinary shares at a conversion price equal to 90% of either:

(i)	The final offering price per share in the case of an IPO, or

(ii)	The price per share offered for ordinary shares in a sale transaction.

Redemption and Call Option

The notes contained contingent put and call options, both of which lapsed on August 9, 2007, the qualifying IPO date.

Based on the final IPO offering price, the conversion price was $1.575 per share and the notes are convertible into 26,024,002 ordinary shares, if converted.

On February 15, 2008, one of the investors converted its $5.0 million note plus accrued interest of $0.1 million into 3,253,000 ordinary shares of the Company.

Details of the carrying value of the convertible notes as of December 31, 2010 and 2011 are as follows:

Principal of convertible notes	$35,000
Interest accrued	864

Convertible notes as of December 31, 2010 and 2011	$35,864